General DataComm Industries, Inc.
                               Statement of Operations
                        One Fiscal Month Ended March 31, 2003
                                   (Unaudited)(1)
                                    ($$ in 000's)

             Sales                                                     $2,185
             Cost of Sales                                              1,076
                                                                       ------
             Gross Margin                                               1,109
             Operating Expenses:
                           Selling, general & administrative              604
                           Research & development                         247
                                                                       ------
                                                                          851

             Operating income                                             258

             Interest expense(contractual interest/fees $363)(2)          371
             Other, net                                                     7
                                                                       -------
             Earnings(loss) before reorganization items,
              income taxes and discontinued operations                   (106)

             Reorganization items:
                                  Professional fees                       250

             Gain(loss) before income taxes
               and discontinued operations                               (356)

             Income tax provision                                          13
                                                                        ------
             Income(loss) before discontinued operations                 (369)

             Income(loss) from discontinued operations                    300
                                                                        ------
             Net income(loss)                                           $ (69)
                                                                        ======

        -------------
             (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

             (2) Interest expense includes both interest payments and adequate protection payments made to secured lenders. Such recorded interest is subject to adjustment upon acceptance of a reorganization plan by the bankruptcy court.

                        General DataComm Industries, Inc
                             Statement of Cash Flows
                     For the One Month Ended March 31, 2003
                                 (Unaudited) (1)
                                  ($$ in 000's)
                 Increase(Decrease) in Cash and Cash Equivalents


            Cash flows from operating activities:
                Cash received from customers                    $  2,676
                Non A/R cash                                         223
                Interest paid (2)                                   (362)
                Cash paid to suppliers and employees              (1,764)
                                                                ---------
            Net cash (used in) provided by operating activities
                before reorganization items                          773

            Operating cash flows from reorganization items:
                Professional fees                                   (70)
                                                                ---------
            Net cash used by reorganization items                   (70)

            Net cash (used in) provided by operating activities     703

            Cash flows from financing activities:
                Principal payments on debt                         (224)
                                                                ---------
            Net cash used in financing activities                  (224)

                                                                ---------
            Net increase(decrease) in cash                      $   479
                                                                =========

            Cash at beginning of period                           1,292
            Cash at end of period                               $ 1,771



            Reconciliation of net income to net cash provided
                by (used in) operating activities
            Net income (loss)                                   $   (69)
            (Increase) decrease in accounts receivable              653
            (Increase) decrease in notes receivable                   -
            (Increase) decrease in inventory                        374
            (Increase) decrease in other current assets             (55)
            Increase (decrease) in postpetition payables
                and other current liabilities                      (200)

                                                                --------
            Net cash provided by operating activities           $   703
                                                                ========

        -------------
            (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

            (2) Interest expense includes both interest payments and adequate protection payments made to secured lenders. Such recorded interest is subject to adjustment upon acceptance of a reorganization plan by the bankruptcy court.

                        General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                 March 31, 2003
                                 (Unaudited) (1)

          In thousands


          ASSETS:
          Current Assets:
                Cash and cash equivalents                   $1,771
                Accounts receivable                          3,660
                Inventories                                  4,649
                Other current assets                           963
                                                         ----------
                                                            11,043

           Property, plant and equipment, net                    5
           Land and buildings held for sale                  6,269
           Other assets                                          4
           Net assets of discontinued operations                92
                                                         ----------

                                            Total Assets   $17,413
                                                         ==========


          LIABILITIES AND STOCKHOLDERS' EQUITY:
          Current liabilities:

          Liabilities not subject to compromise
                Accounts payable, trade                        353
                Accrued payroll and payroll-related costs      662
                Accrued expenses and other current liab.     3,531
                                                         ----------
                                                             4,546

          Liabilities subject to compromise
                Revolving credit loan                          $17
                Notes payable                               24,017 (2)
                7 3/4% Convertible debentures                3,000
                Accounts payable, trade                     12,110
                Accrued payroll and payroll-related costs      662
                Net current liabilities of discontinued
                   operations                                8,001
                Accrued expenses and other current liab.    13,295
                                                         ----------
                                                            61,102
                                                         ----------
                                       Total Liabilities    65,648

          Redeemable 5% Preferred Stock                      3,043

          Stockholders' equity:
                Preferred stock                                788
                Common stock                                 3,328
                Paid-in-capital                            191,313
                Accumulated deficit                       (245,268)(2)
                 Less: Treasury stock                       (1,439)
                                                         ----------
                                                           (51,278)
                                                         ----------

              Total Liabilities and Stockholders' Equity   $17,413
                                                         ==========

        -----------
          (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

          (2) Excludes interest/fees on secured debt that may not be payable.